Common Stock	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
Common Stock
9. Common Stock
At the closing of the merger, the shares of Legacy Korro common stock were converted into shares of the Company’s common stock based on the exchange ratio determined in the Merger Agreement.
As of December 31, 2023, the Company was authorized to issue 200,000,000 shares of common stock, $0.001 per value per share. Prior to the merger, the holders of Legacy Korro’s common stock were subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth in Note 10. Holders of common stock are entitled to one vote per share. In addition, holders of common stock are entitled to receive dividends, if and when declared by the Company’s Board of Directors. As of December 31, 2023, no dividends had been declared.

As of December 31, 2023 and 2022, the Company had reserved for future issuance the following number of shares of common stock:

	December 31,
	2023	2022
Conversion of outstanding Legacy Korro Series Seed Preferred Stock	—	684,739
Conversion of outstanding Legacy Korro Series A Preferred Stock	—	2,029,666
Conversion of outstanding Legacy Korro Series B-1 Preferred Stock	—	1,104,178
Conversion of outstanding Legacy Korro Series B-2 Preferred Stock	—	223,417
Future issuances of Legacy Korro Series B-2 Preferred Stock	—	813,239
Vesting of restricted common stock	—	2,902
Exercises of outstanding stock options	1,323,151	461,128
Exercise of outstanding warrant	8,049	8,049
Future issuances under 2019 Stock Incentive Plan	—	159,890
Future issuances under 2023 Stock Incentive Plan	255,694	—
Future issuances under 2023 ESPP Plan	88,502	—

Total reserved for future issuance	1,675,396	5,487,208